Supplement dated December 12, 2023
to the Prospectus and Summary Prospectus, each as supplemented, if applicable, of each of the following funds:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust
Columbia Capital Allocation Moderate Aggressive Portfolio	6/1/2023
Columbia Funds Series Trust I
Columbia Contrarian Core Fund	1/1/2023
Columbia Dividend Income Fund	10/1/2023
Columbia Large Cap Growth Fund	12/1/2023
Columbia Select Mid Cap Growth Fund	1/1/2023
Columbia Funds Series Trust II
Columbia Disciplined Value Fund	12/1/2023
At a Joint Special Meeting of Shareholders on December 7, 2023, holders of Class V shares of each of Columbia Capital Allocation Moderate Aggressive Portfolio, Columbia Contrarian Core Fund, Columbia Disciplined Value Fund, Columbia Dividend Income Fund, Columbia Large Cap Growth Fund, and Columbia Select Mid Cap Growth Fund (each, a Fund, and collectively, the Funds) approved, in accordance with the recommendations of the Funds’ Board of Trustees, a proposal to combine Class V into Class A of each Fund. That combination took effect on December 8, 2023. Effective December 11, 2023, the Funds no longer offer Class V shares and references to such offering in each Fund’s prospectus and summary prospectus are hereby deleted.
Shareholders should retain this Supplement for future reference.
SUP000_00_139_(12/23)